SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 28, 1998

                              AMERICA ONLINE, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------


        Delaware                       0-19836                   54-1322110
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)


22000 AOL Way, Dulles, Virginia                                   20166
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:        (703) 448-8700

Item 5.     Other Events.

         On September 28, 1998, America Online, Inc. ("AOL") issued a press release announcing fiscal year 1998 fourth quarter net income of $7.1 million or $0.03 per fully diluted share and full year net income of $91.8 million or $0.35 per fully diluted share, among other results. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. In conjunction with this press release, the Company held a telephone conference with analysts and others, in the course of which the Company stated that it was comfortable with analysts' current consensus earnings estimates for the first quarter of fiscal year 1999 and for fiscal year 1999. Such statement was made in the context of discussions regarding one-time non-cash charges for acquired research and development in connection with the acquisition of the assets of Mirabilis Ltd., including its ICQ instant communication and chat technology, and the acquisition of NetChannel, Inc., and in the context of responses to questions presented during the conference call.

         This statement is a forward-looking statement within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, and is based on management's current expectations or beliefs and is subject to a number of factors and uncertainties that could cause actual results to differ materially. The following factors, among others, could cause actual results to differ materially from those referred to in the forward-looking statement: increased competition and its effects on pricing, spending, third-party relationships, the subscriber base and revenues; inability to provide adequate network capacity; fixed-cost, minimum-commitment nature of network; reliance on network service providers; slowing or reversing subscriber and/or revenue growth, requiring the Company to increase marketing spending and causing decreased margins; inability to establish and maintain relationships with commerce, advertising, marketing, technology and content providers; risk of accepting warrants in certain agreements; inability to identify, develop and achieve commercial success for new products and services and access and distribution technologies; risks of new and changing regulation in the U.S. and internationally. For a detailed discussion of these and other cautionary statements, please refer to the Company's filings with the Securities and Exchange Commission, especially in the Forward-Looking Statements section of the Management's Discussion and Analysis section of the Company's Form 10-K for the fiscal year ended June 30, 1998.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not Applicable.

         (b)  Not Applicable.

         (c)  Exhibits.

              99.1 Press Release Dated September 28, 1998 By America Online, Inc. Announcing Fiscal 1998 Fourth Quarter Net Income of $7.1 Million or $0.03 Per Fully Diluted Share

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       AMERICA ONLINE, INC.



Date: September 29, 1998               By:/s/J. Michael Kelly
                                          J. Michael Kelly
                                          Senior Vice President, Chief Financial
                                          Officer, Chief Accounting Officer,
                                          Treasurer and Assistant Secretary

                                  EXHIBIT INDEX
Exhibit
Number Description

99.1 Press Release Dated September 28, 1998 By America Online, Inc. Announcing Fiscal 1998 Fourth Quarter Net Income of $7.1 Million or $0.03 Per Fully Diluted Share